EXHIBIT 23.1



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Resource Partners, Limited Partnership's previously filed Registration Statement on Form S-3 (File No. 33-37441).


                                          /s/ Arthur Andersen LLP
                                          -----------------------
                                              Arthur Andersen LLP



New Orleans, Louisiana,
  March 27, 1996